UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2013

GateHouse Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33091	36-4197635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 WillowBrook Office Park, Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 585-598-0030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Management and Advisory Agreement

On August 27, 2013, GateHouse Media, Inc. (the “Company”) entered into a management and advisory agreement (the “Management Agreement”) with Local Media Group Holdings, LLC, a Delaware limited liability company (“LMG LLC”). The Management Agreement was entered into in connection with an agreement (the “SPA”) under which Newcastle Investment Corp. has agreed to purchase all of the capital stock of Dow Jones Local Media Group, Inc. (“LMG”). Pursuant to the Management Agreement, the Company manages the business conducted by LMG and its subsidiaries, as well as the day-to-day operations of LMG and its subsidiaries.

Under the terms of the Management Agreement, the Company will receive the following compensation: (i) from August 27, 2013 until the closing under the SPA (the “Acquisition Date”), a monthly fee of $40,000; and (ii) for the period following the Acquisition Date, an annual management fee of $1,100,000 (the “Annual Fee”). The Annual Fee will be adjusted each year, up to a maximum annual fee of $1,210,000. In addition to the Annual Fee, the Company will also be entitled to receive annual incentive compensation in connection with the Company’s management of the assets and businesses of LMG based on 12.5% of the EBITDA of LMG in excess of budget.

The Management Agreement is in effect until the second anniversary of the Acquisition Date, and automatically renews for additional consecutive two-year periods unless terminated by either party at least 30 days prior to a renewal date. If the Management Agreement is terminated prior to a renewal period by LMG LLC, the Company is entitled to receive a termination fee equal to the sum of (i) the average of the Annual Fee for the previous three full years (or the lesser number of years if fewer than three full years have elapsed); and (ii) all accrued but unpaid incentive compensation. The Management Agreement contains other customary termination provisions.

VIE Determination

On September 25, 2013, the Company determined that LMG LLC is a variable interest entity (“VIE”) with the Company having control as a primary beneficiary. As a result of such determination, as of September 3, 2013 the Company is required to consolidate the results of the LMG LLC with the Company’s results. Accordingly, the Company will therefore consolidate LMG LLC’s financial results with the Company’s financial statements as a VIE pursuant to U.S. GAAP. The Company does not have any equity interest in LMG LLC.

General

A copy of the Management Agreement is filed herewith as Exhibit 99.1 and the above description is qualified in its entirety by reference to such Exhibit. The audited combined financial statements of the VIE and the unaudited pro forma combined financial statements for the Company and the VIE will be filed by amendment to their report on Form 8-K within the time period prescribed by Item 9.01.

Revolving Credit Agreement - Unused Revolving Commitment Termination

On September 20, 2013, the Company notified Cortland Products Corp, as Administrative Agent, that effective September 27, 2013 it would be exercising its right to terminate the unused revolving credit portion of the Credit Agreement dated as of February 27, 2007, as amended (the “2007 Credit Facility”). In connection with such termination, the Company will be required to pay $25,277.78 on the date of termination. The 2007 Credit Facility is described in greater detail in Note 6 to the Company’s financial statements for the second quarter in the period ended June 30, 2013 which are attached to this Current Report on Form 8-K as Exhibit 99.2, and which description is incorporated into this Item 1.01 by reference.

Item 2.01	Completion of an Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.01 by reference.

Item 8.01	Other Events.

On September 26, 2013, the Company reissued its unaudited condensed consolidated financial statements for the second quarter in the period ended June 30, 2013 which financial statements appear in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the “2013 10-Q”), filed with the SEC on August 1, 2013, to include a subsequent event footnote.

The Company has not made any other retrospective revisions to the financial statements that appear in the 10-Q. The sections from the 10-Q that have been revised are listed below and such revised sections are attached as Exhibit 99.2 to this Current Report on Form 8-K.

•	Part I, Item 1. Financial Statements.

Other than as described above, this Current Report on Form 8-K does not revise, modify, update or otherwise affect the 2013 10-Q, including the unaudited interim consolidated financial statements included therein. Furthermore, this Current Report on Form 8-K does not purport to provide a general update of any developments of the Company subsequent to the filing of the 2013 Form 10-Q with the SEC on August 1, 2013. Accordingly, the revised sections of the 2013 10-Q that are included in this Current Report on Form 8-K at Exhibit 99.2 should be read in conjunction with: (i) the sections of the 2013 10-Q that are not affected by the revisions; and (ii) the Company’s filings with the SEC subsequent to August 1, 2013.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

To the extent required by this item, the financial statements will be filed by an amendment to this Current Report on Form 8-K within the time period permitted under Item 9.01(a)(4) of Form 8-K (but in any event not later than December 5, 2013).

(b)	Pro Forma Financial Information

To the extent required by this item, the pro forma financial information will be filed by an amendment to this Current Report on Form 8-K within the time period permitted by Item 9.01(b)(2) of Form 8-K (but in any event not later than December 5, 2013).

(d)	Exhibits.

Exhibit No.	Description

99.1	Management and Advisory Agreement between GateHouse Media, Inc. and Local Media Group Holdings, LLC, dated August 27, 2013.

99.2	Certain revised sections from the Quarterly Report on Form 10-Q of GateHouse Media, Inc. for the quarter ended June 30, 2013, filed with the SEC on August 1, 2013

* 101.INS	XBRL Instance Document

* 101.SCH	XBRL Taxonomy Extension Schema

* 101.CAL	XBRL Taxonomy Extension Calculation Linkbase

* 101.DEF	XBRL Taxonomy Extension Definition Linkbase

* 101.LAB	XBRL Taxonomy Extension Label Linkbase

* 101.PRE	XBRL Taxonomy Extension Presentation Linkbase

*	Pursuant to Rule 406T of Regulation S-T, the information in this exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement, prospectus or other document filed under the Securities Act of 1933, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GateHouse Media, Inc.

Dated: September 26, 2013	By:	/s/ Michael E. Reed
Michael E. Reed
Chief Executive Officer